Asset Purchase Agreement

                                      among

                             WellTech Eastern, Inc.,

                             Key Energy Group, Inc.

                            Elder Well Service, Inc.

                                 Martha J. Elder

                                 Kenneth L. Ward

                               Nona Faye Mugrauer

                                 Lela Gaye Biehl

                               Johnny Ray Johnson








                                 March 28, 1997
                            Asset Purchase Agreement

This Asset Purchase Agreement (herein this "Agreement") is entered into as of March 28, 1997, among WellTech Eastern, Inc., a Delaware corporation (herein "Buyer"), Key Energy Group, Inc., a Maryland Corporation (herein "Key"), and Elder Well Service, Inc., a Texas Corporation, (herein the "Seller"). Martha J. Elder, Kenneth L. Ward, Nona Faye Mugrauer, Lela Gaye Biehl and Johnny Ray Johnson are referred to collectively herein as the "Shareholders" and individually as a "Shareholder."

                              W I T N E S S E T H:

WHEREAS, the Seller desires to sell substantially all of its assets, and Buyer desires to acquire such assets..

NOW,   THEREFORE,   in   consideration   of  the  premises  and  of  the  mutual
representations, warranties, covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:


                         I. Purchase and Sale of Assets

A. Purchase and Sale of the Assets. Subject to the terms and conditions set forth in this Agreement, the Seller hereby agrees to sell, convey, transfer, assign and deliver to Buyer all of the assets of the Seller existing on the date hereof other than the Excluded Assets (as defined in Section 1.2, hereof), whether tangible or intangible, including, without limitation, the following assets of the Seller relating to or used or useful in the operation of the businesses as conducted by the Seller on and before the date hereof (the "Businesses") (all such assets being sold hereunder are referred to collectively herein as the "Assets"):

(1) all tangible personal property of the Seller and all tangible personal property used in the Businesses (such as machinery, equipment, leasehold improvements, furniture and fixtures, and vehicles), including, without limitation, that which is more fully described on Schedule 1.1(a) hereto (collectively, the "Tangible Personal Property");

(1) all of the Seller's inventory and all inventory used in the Businesses, including without limitation, that which is more fully described on Schedule 1.1(b) hereto (collectively, the "Inventories"), subject to changes in the ordinary course of business since the Balance Sheet Date (as defined in Section
2.1.8 hereof);

(1) the goodwill and going concern value of the Businesses; and

(1) all other or additional privileges, rights, interests, properties and assets of the Sellers of every kind and description and wherever located that are used in the Businesses or intended for use in the Businesses in connection with, or
that are necessary for the continued conduct of, the Businesses; intended for use in the Businesses in connection with, or that are necessary for the continued conduct of, the Businesses;that are necessary for the continued conduct of, the Businesses; intended for use in the Businesses in connection with, or that are necessary for the continued conduct of, the Businesses;continued conduct of, the Businesses;that are necessary for the continued conduct of, the Businesses; intended for use in the Businesses in connection with, or that are necessary for the continued conduct of, the Busin


A. Excluded Assets. The Assets shall not include the following (collectively, the "Excluded Assets"): (i) all of the Seller's accounts receivable and all other rights of the Seller to payment for services rendered by the Seller before the date hereof; (ii) all cash accounts of the Seller and all petty cash of the Seller kept on hand for use in the Businesses; (iii) all right, title and interest of the Seller in and to all prepaid rentals, other prepaid expenses, bonds, deposits and financial assurance requirements, and other current assets relating to any of the Assets or the Businesses; (iv) all assets in possession of the Seller but owned by third parties; (v) all assets not included in Section
1.1 hereof; (vi) the corporate charter, related organizational documents and minute books of the Seller; and (vii) the consideration paid or payable by Buyer to Seller pursuant to Section 1.3 hereof.

A. Consideration for Assets. As consideration for the sale of the Assets to Buyer and for the other covenants and agreements of the Seller and the Shareholders contained herein:

Buyer agrees to pay to Seller on the date hereof the sum of Six Hundred Nine Thousand Dollars ($609,000.00) in the form of a cashier's check or bank check or wire transfer of immediately available funds to an account designated by the Seller (the "Cash Consideration").

A. Liabilities. Effective as of the date hereof, Buyer shall assume those, and only those, liabilities and obligations of the Seller to perform the Contracts to the extent that the Contracts have not been performed and are not in default on the date hereof (the "Assumed Liabilities"). On and after the date hereof, the Seller shall be responsible for all other liabilities and obligations of the Seller other than the Assumed Liabilities, including, without limitation, any obligations arising from the Seller's employment of those employees of the Seller listed on Schedule 5.2 hereto (the "Retained Liabilities").


                        I. Representations and Warranties
                       of the Sellers and the Shareholder

Representations and Warrantiesof the Sellers and the Shareholder Representations and Warranties of the Seller and the Shareholders. The Seller and each of the Shareholders jointly and severally represent and warrant to Buyer as follows:

1. Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of organization, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary except where the failure to so qualify would not have a material adverse effect on the business of Seller.

1. Agreements Authorized and their Effect on Other Obligations. The execution and delivery of this Agreement have been authorized by all necessary corporate and shareholder action on the part of the Seller, and this Agreement is the valid and binding obligation of the Seller and each of the Shareholders enforceable (subject to normal equitable principals) against each of such parties in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the charter or bylaws (or other organizational documents) of the Seller, (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which the Seller or the Shareholders is a party or by which the Seller or the Shareholders or their respective properties are bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator, or other governmental authority to which the Seller or the Shareholders or any of their respective properties are subject. Schedule 2.1.2. hereto contains a complete list of all shareholders of Seller as of the Closing Date.

1. Title to and Condition of Assets. The Seller has good, indefeasible and marketable title to all of the Assets, free and clear of any Encumbrances (defined below). All of the Assets are in a state of good operating condition and repair, ordinary wear and tear excepted, and are free from any known defects except as may be repaired by routine maintenance and such minor defects as to not substantially interfere with the continued use thereof in the conduct of normal operations. All of the Assets conform to all applicable laws governing their use. Except as set forth on Schedule 2.1.3 hereto, no notice of any violation of any law, statute, ordinance, or regulation relating to any of the Assets has been received by the Seller or any of the Shareholders, except such as have been fully complied with. The term "Encumbrances" means all liens, security interests, pledges, mortgages, deeds of trust, claims, rights of first refusal, options, charges, restrictions or conditions to transfer or assignment, liabilities, obligations, privileges, equities, easements, rights of way, limitations, reservations, restrictions, and other encumbrances of any kind or nature.

1. Bulk Sales Act Not Applicable. The Seller is not and was not in the business of selling merchandise from stock or manufacturing what it sells.

1. Necessary Consents. The Seller has obtained and delivered to Buyer all consents to assignment or waivers thereof required to be obtained from any governmental authority or from any other third party in order to validly transfer the Assets hereunder.

1. No ERISA Plans or Labor Issues. No employee benefit plan of the Seller, whether or not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended, will by its terms or applicable law, become binding upon or an obligation of Buyer. The Seller has not engaged in any unfair labor practices which could reasonably be expected to result in a material adverse effect on the Assets. Except as set forth in Schedule 2.1.6 hereto, the Seller has no dispute with any of its existing or former employees and there are no labor disputes or, to the knowledge of the Seller or any of the Shareholders, any disputes threatened by current or former employees of the Seller. Neither the Seller nor any of the Shareholders know of any claims or efforts by any of its employees or by others to organize their employees into a union and/or unions.

1. Investigations; Litigation. No investigation or review by any governmental entity with respect to the Seller or any of the transactions contemplated by this Agreement is pending or, to the knowledge of the Seller or any of the Shareholders, threatened, nor has any governmental entity indicated to the Seller or any of the Shareholders an intention to conduct the same. Except as set forth in Schedule 2.1.7 hereto, there is no suit, action, or legal, administrative, arbitration, or other proceeding or governmental investigation pending to which the Seller or any of the Shareholders is a party or, to the knowledge of the Seller or any of the Shareholders, might become a party or which particularly affects the Assets. Neither Seller nor any of the Shareholders know of any claims that any of its officers, employees or agents have violated any state or federal civil rights law including the Michigan Elliott-Larsen Civil Rights Act.

1. Absence of Certain Business Practices. Neither Seller nor any officer, employee or agent of the Seller, or any other person acting on behalf of the Seller, have, directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any customer, supplier, government employee or other person who is or may be in a position to help or hinder the profitable conduct of the Businesses or the profitable use of the Assets, (or to assist the Seller in connection with any actual or proposed transaction) which if not given in the past, might have had a material adverse effect on the profitable conduct of the Businesses or the profitable use of the Assets, or if not continued in the future, might materially adversely affect the profitable conduct of the Businesses or the profitable use of the Assets.

1. Solvency. The Seller is not now insolvent, nor will the Seller be rendered insolvent by the occurrence of the transactions contemplated by this Agreement. The term "insolvent", with respect to the Seller, means that the sum of the present fair and saleable value of Seller's assets does not and will not exceed its debts and other probable liabilities, and the term "debts" includes any legal liability whether matured or unmatured, liquidated or unliquidated, absolute fixed or contingent, disputed or undisputed or secured or unsecured.

1. Untrue Statements. The Seller has made available to Buyer true, complete and correct copies of all contracts, documents concerning all litigation and administrative proceedings, licenses, permits, insurance policies, lists of suppliers and customers, and records relating principally to the Businesses and the Assets, and such information covers all commitments and liabilities of Buyer relating principally to the Businesses and the Assets. This Agreement does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made herein and therein not misleading in any material respect.

1. Finder's Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller, the Shareholders and their counsel directly with Buyer and its counsel, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee or any similar payment.


                 I. Representations and Warranties of Buyer and
                                       Key

A. Representations and Warranties of Buyer. Buyer represents and warrants to Seller and the Shareholders as follows:

1. Organization and Standing. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary except where the failure to so qualify would not have a material adverse affect on the business of Buyer.

1. Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this Agreement have been authorized by all necessary corporate action on the part of Buyer, and this Agreement is the valid and binding obligation of Buyer, enforceable (subject to normal equitable principals)
against Buyer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the charter or bylaws of Buyer; (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which Buyer is a party or by which Buyer or its properties are bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator or other governmental authority to which Buyer or any of its properties are subject.

1. Finder's Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Buyer and its counsel directly with Seller, the Shareholders and their counsel, without the intervention of any other person as the result of any act of Buyer in such a manner as to give rise to any valid claim against any of the parties hereto for any brokerage commission, finder's fee or any similar payment.

A. Representations and Warranties of Key. Key represents and warrants to Seller and each of the Shareholders as follows:

1. Organization and Standing. Key is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary except where the failure to so qualify would not have a material adverse affect on the business of Buyer.

1. Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this have been authorized by all necessary corporate action on the part of Key, and this Agreement is the valid and binding obligation of Key, enforceable (subject to normal equitable principals) against Key in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the charter or bylaws of Key; (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which Key is a party or by which Key or its properties are bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator or other governmental authority to which Key or any of its properties is subject.

1. Finder's Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Key and its counsel directly with Seller, the Shareholders and their counsel, without the intervention by any other person as the result of any act of Key in such a manner as to give rise to any valid claim against any of the parties hereto for any brokerage commission, finder's fee or any similar payments.



                                   I. Closing

A. Closing Date. Consummation of the sale and the purchase contemplated by this Agreement shall take place on the date hereof at the offices of Tom A. Taylor.

A. Duties of Seller and the Shareholders at Closing. Contemporaneously with the performance by Buyer of its obligations to be performed at the Closing, Seller and each of the Shareholders agree to, and shall deliver to Buyer at the Closing the following:

(1) Bills of Sale conveying all of the Assets to Buyer sufficient to convey, transfer to, and vest in Buyer, good and marketable title to all rights in the Assets, free and clear of any and all Encumbrances;

(1) Such other items that Buyer deems necessary or convenient to effect the transactions contemplated hereby.

A. Duties of Buyer and Key at Closing. Contemporaneously with the performance by Seller and each of the Shareholders of their obligations to be performed at the Closing, Buyer agrees to, and shall deliver to Seller at the Closing the following:

(1) The Cash Consideration;

(1) Such other items that Seller deems necessary or convenient to effect the transactions contemplated hereby.




                            I. Additional Agreements

Additional Agreements Noncompetition. Except as otherwise consented to or approved in writing by Buyer, the Seller and each of the Shareholders agree that for a period of 60 months following the date hereof, such party will not, directly or indirectly, acting alone or as a member of a partnership or a holder of, or investor in as much as 5% of any security of any class of any corporation or other business entity (i) engage in any business in competition with the business or businesses conducted by Buyer (or Buyer's affiliates) or the Seller on the date hereof or in any service business the services of which are provided and marketed by Buyer (or Buyer's affiliates) or the Seller on the date hereof in any state of the United States, or in any foreign country in which Buyer (or Buyer's affiliates) or the Seller transact business on the date hereof; (ii) request any present customers or suppliers of the Seller to curtail or cancel their business with Buyer; (iii) disclose to any person, firm or corporation any trade, technical or technological secrets of Buyer (or Buyer's affiliates) or the Seller or any details of their organization or business affairs or (iv) induce or actively attempt to influence any employee of Buyer (or Buyer's affiliates) to terminate his employment. The Seller and each of the Shareholders agree that if either the length of time or geographical as set forth in this
Section 5.1 is deemed too restrictive in any court proceeding, the court may reduce such restrictions to those which it deems reasonable under the circumstances. The obligations expressed in this Section 5.1 are in addition to any other obligations that the Seller and each of the Shareholders may have under the laws of any state requiring an employee of a business or a shareholder who sells its assets in a corporation to limit its activities so that the goodwill and business relations of employer and of the corporation whose assets it has sold (and any successor corporation) will not be materially impaired. The Seller and each of the Shareholders further agree and acknowledge that Buyer does not have any adequate remedy at law for the breach or threatened breach by the Seller or any of the Shareholders of this covenant, and agree that Buyer may, in addition to the other remedies which may be available to it hereunder, file a suit in equity to enjoin the Seller or such Shareholder from such breach or threatened breach. If any provisions of this Section 5.1 are held to be invalid or against public policy, the remaining provisions shall not be affected thereby. The Seller and each of the Shareholders acknowledge that the covenants set forth in this Section 5.1 are being executed and delivered by such party in consideration of the covenants of Buyer contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged.

A. Hiring Employees. Schedule 5.2 hereto is a complete and accurate listing of all employees of the Seller that are involved in the operation of the Assets (the "Employees"). Effective as of the date hereof, all of the Employees shall be terminated by the Seller. Buyer agrees to hire all of the Employees effective as of the date hereof, subject to such Employees meeting Buyer's standard employment eligibility requirements. All such hired Employees will become participants in Buyer's employee benefit plans, including Buyer's medical plan, and shall receive credit for their seniority at Seller, to the extent allowable under Buyer's current contracts. All Employees hired by Buyer shall be at-will employees of Buyer and be bound by Buyer's personnel policies. Buyer shall have no liability or obligation with respect to any employee benefits of any Employee except those benefits that accrue pursuant to such Employees' employment with Buyer on or after the date hereof. The Seller and each of the Shareholders shall cooperate with Buyer in connection with any offer of employment from Buyer to the employees and use its best efforts to cause the acceptance of any and all such offers.

A. Allocation of Purchase Price. The parties hereto agree to allocate the purchase price paid by Buyer for the Assets hereunder as set forth on Schedule
5.3 hereto, and shall report this transaction for federal income tax purposes in accordance with the allocation so agreed upon. The parties hereto for themselves and for their respective successors and assigns covenant and agree that they will file coordinating Form 8594's in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended, with their respective income tax returns for the taxable year that includes the date hereof.

A. Possession of Tangible Personal Property and Inventories. Possession of the Assets shall be deemed to have passed from Seller to Buyer on the date hereof. All Tangible Personal Property and Inventories shall be available in Kalkaska County, Michigan for Buyer, at Buyer's sole cost and expense, to pick up and/or take possession.

A. Proration of Expenses. The parties further agree that the following obligations shall be prorated as follows:

(1) All utility charges incurred by Sellers in the Businesses prior to the date of Closing shall be paid by Seller. The Buyer shall be responsible for the utility charges incurred by the Assets and/or Businesses purchased by Buyer after the date hereof.

(1) The Seller shall pay a prorata share of the personal property taxes for the Assets sold by the Seller to Buyer for all years prior to the Closing and a prorata share of all such taxes for 1997, prorated to the date hereof, in accordance with the standards of practice in Kalkaska County, Michigan. If the actual taxes for the current year are not known as of the date hereof, the apportionment of taxes shall be upon the basis of taxes for the immediate preceding year, provided that, if taxes for the current year are thereafter determined to be more or less for the taxes for the preceding year (after any appeal of the assessed valuation thereof is concluded), Seller and Buyer promptly shall adjust the proration of such taxes and Seller and/or Buyer, as the case may be, shall pay to the other any amount required as a result of such adjustment and as a covenant shall survive the Closing.

(1) The Seller shall pay all taxes, whether federal, state or local, assessed against the Assets or the Businesses for that period of time prior to the date hereof, including any and all sales taxes, use taxes, unemployment compensation taxes or taxes arising out of the fact that Seller hired employees.

(1) All other costs or expenses arising out of the Assets or the Businesses prior to the date hereof.

A. Further Assurances. From time to time, as and when requested by any party hereto, any other party hereto shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to effect the transactions contemplated hereby.


                               I. Indemnification

Indemnification Indemnification by the Seller and the Shareholders. In addition to any other remedies available to Buyer under this Agreement, or at law or in equity, the Seller and each of the Shareholders shall, jointly and severally, indemnify, defend and hold harmless Buyer and its officers, directors, employees, agents and stockholders, against and with respect to any and all claims, costs, damages, losses, expenses, obligations, liabilities, recoveries, suits, causes of action and deficiencies, including interest, penalties and reasonable attorneys' fees and expenses (collectively, the "Damages") that such indemnitee shall incur or suffer, which arise, result from or relate to (i) any breach of, or failure by the Seller, any of the Affiliated Companies or any of the Shareholders to perform, their respective representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to Buyer by the Seller or each of the Shareholders under this Agreement; and (ii) the Retained Liabilities.

A. Indemnification by Buyer. In addition to any other remedies available to Seller under this Agreement, or at law or in equity, Buyer shall indemnify, defend and hold harmless each of the Shareholders and the Seller and its officers, directors, employees and agents against and with respect to any and all Damages that such indemnities shall incur or suffer, which arise, result from or relate to any breach of, or failure by Buyer to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to Seller by or on behalf of Buyer under this Agreement.

A. Indemnification Procedure. If any party hereto discovers or otherwise becomes aware of an indemnification claim arising under Section 6.1 or 6.2 of this Agreement, such indemnified party shall give written notice to the indemnifying party, specifying such claim, and may thereafter exercise any remedies available to such party under this Agreement; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. Further, promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article 6, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such indemnified person. An indemnifying party who elects not to assume the defense of a claim shall not be liable for the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim or with respect to claims separate but similar or related in the same jurisdiction arising out of the same general allegations. Notwithstanding any of the foregoing to the contrary, the indemnified party will be entitled to select its own counsel and assume the defense of any action brought against it if the indemnifying party fails to select counsel reasonably satisfactory to the indemnified party, the expenses of such defense to be paid by the indemnifying party. No indemnifying party shall consent to entry of any judgment or enter into any settlement with respect to a claim without the consent of the indemnified party, which consent shall not be unreasonably withheld, or unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action, the defense of which has been assumed by an indemnifying party, without the consent of such indemnifying party, which consent shall not be unreasonably withheld.


                                I. Miscellaneous

A. Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and agreements made by the parties hereto shall survive indefinitely without limitation, notwithstanding any investigation made by or on behalf of any of the parties hereto. All statements contained in any certificate, schedule, exhibit or other instrument delivered pursuant to this Agreement shall be deemed to have been representations and warranties by the respective party or parties, as the case may be, and shall also survive without limitation despite any investigation made by any party hereto or on its behalf.

A. Entirety. This Agreement embodies the entire agreement among the parties with respect to the subject matter hereof, and all prior agreements between the parties with respect thereto are hereby superseded in their entirety.

A. Counterparts. Any number of counterparts of this Agreement may be executed and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

A. Notices and Waivers. Any notice or waiver to be given to any party hereto shall be in writing and shall be delivered by courier, sent by facsimile transmission or first class registered or certified mail, postage prepaid, return receipt requested.

If to Buyer
Addressed to:                             With a copy to:
WellTech Eastern, Inc.                    Key Energy Group, Inc.
Kenneth C. Hill                           Two Tower Center, Tenth Floor
5976 Venture Way                          East Brunswick, New Jersey 08816
Mt. Pleasant, Michigan 48858              Attn: General Counsel
Facsimile: (517) 773-0229                 Facsimile:  (908) 247-5148

                                                    and

                                          Steven W. Martineau
                                          Lynch, Gallagher, Lynch &
                                          Martineau, P.L.L.C.
                                          555 N. Main St., P.O. Box 446
                                          Mt. Pleasant, Michigan 48804-0446
                                          Facsimile: (517) 773-2107

If to a Seller or a Shareholder

Addressed to:                             With a copy to:
Elder Well Service, Inc.                  Tom A. Taylor
2137 Office Park Drive                    3471 Knickerbocker, Suite 304
San Angelo, Texas 76904                   San Angelo, Texas 76904
Attn: Joe Hoelle                          Facsimile: (915) 944-4816
Facsimile: (915) 944-2538

Any communication so addressed and mailed by first-class registered or certified mail, postage prepaid, with return receipt requested, shall be deemed to be received on the third business day after so mailed, and if delivered by courier or facsimile to such address, upon delivery during normal business hours on any business day.

A. Captions. The captions contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any article, section, or paragraph hereof.

A. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

A. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

A. Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the State of Michigan.


[SIGNATURE PAGES FOLLOW]
IN WITNESS WHEREOF, the Shareholders have executed this Agreement and the other parties hereto have caused this Agreement to be signed in their respective corporate names by their respective duly authorized representatives, all as of the day and year first above written.

                                       WELLTECH EASTERN, INC.


                                       By:
                                       Name:
                                       Title:

                                       KEY ENERGY GROUP, INC.


                                       By:
                                       Name:
                                       Title:

                                       ELDER WELL SERVICE, INC.


                                       By:
                                       Name: Joe Hoelle
                                       Title: President

                                       THE SHAREHOLDERS:


                                       ----------------------------------
                                       Martha J. Elder

                                       ----------------------------------
                                       Kenneth L. Ward

                                       ----------------------------------
                                       Nona Faye Mugrauer

                                       ----------------------------------
                                       Lela Gaye Biehl

                                       ----------------------------------
                                       Johnny Ray Johnson

                                 SCHEDULE 1.1(a)
                                 SCHEDULE 1.1(b)
                                 SCHEDULE 2.1.2

                        Complete Listing of Shareholders

Martha J. Elder - 80%

Kenneth L. Ward - 10%

Nona Faye Mugrauer
Lela Gaye Biehl       10%
Johnny Ray Johnson

                                 SCHEDULE 2.1.3

        Notice of Violation of Laws, Statutes, Ordinances or Regulations


None.
                                 SCHEDULE 2.1.6

                Disputes with Existing or Former Employees, etc.


                                      None.
                                 SCHEDULE 2.1.7

Elder Well Service, Inc. and its majority shareholder, Martha Elder, have been involved in litigation with minority shareholders. The case against Elder Well Service, Inc. and Martha Elder was dismissed on September 6, 1996. The minority shareholders have filed a request for extension to file a brief for appeal with the Civil Court of Appeals. The Court of Appeals has routinely ordered both parties to try and mediate this matter. The date for mediation is set for March 31, 1997.

                                  SCHEDULE 5.2

                                List of Employees
                                  SCHEDULE 5.3

                          Allocation of Purchase Price


                           SCHEDULE 1.1(a) and 1.1(b)











































All other personal property, including furniture and fixtures, in the State of Michigan except for pick-ups and radio systems.